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                                                                    EXHIBIT 99.4


                                    GLOSSARY

   Set forth below are definitions of some of the technical terms used in this offering memorandum.

ATM..........................  Asynchronous Transfer Mode. A communications standard that provides for information transfer in the form of fixed-length cells of 53 bytes each. The ATM format can be used to deliver voice, video and data traffic at varying rates.

Backbone.....................  A centralized high-speed network that interconnects smaller, independent networks.

Bandwidth....................  The number of bits of information which can move over a communications medium in a given amount of time; the capacity of a telecommunications circuit/network to carry voice, data and video information. Typically measured in Kbps and Mbps. Bandwidth from public networks is typically available to business and residential end-users in increments from 56 Kbps to T-3.

CLEC.........................  Competitive local exchange carrier. A category of telephone service provider that offers services similar to the former monopoly local telephone company. A CLEC may also provide other types of telecommunications.

CSU/DSU......................  Channel Service Unit/Data Service Unit. A
                               device used in digital transmission for
                               connecting data terminal equipment, such as a router, to a digital transmission circuit or service.

Collocation..................  The ability of an entity which is not the local phone company (i.e., another local or long distance telecommunications company or an end-
                               user) to put their equipment in the local phone company's offices and join their equipment to the local phone company's equipment.

Dark fiber...................  Fiber which does not have connected to it the electronics required to transmit data on such fiber.

Dedicated circuits...........  Telecommunications lines dedicated or reserved for use by particular customers along
                               predetermined routes.

Dial-up line.................  Communications circuit that is established by a switched-circuit connection using the telephone network.

DNS..........................  Domain Name System. Distributed name system used in the Internet.

DSL..........................  Digital Subscriber Line. A generic name for a family of evolving digital services to be provided by local telephone companies to their local subscribers. The DSL can carry both voice and data signals at the same time, in both directions, as well as the signaling date used for call information and customer data.

E-1..........................  The European equivalent of the North American
                               1.544 Mbps T-1, except that E-1 carries
                               information at the rate of 2.048 megabits per second.

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eCommerce....................  Electronic commerce using electronic information technologies to conduct business between trading partners, using or not using the Internet.

Electronic mail or e-mail....  An application that allows a user to send or receive text messages to or from any other user with an Internet address, commonly termed an e-mail address.

56 Kbps......................  Equivalent to a single high-speed telephone service line; capable of transmitting one voice call or 56 Kbps of data. Currently in widespread use by medium and large businesses primarily for entry level high-speed data and very low-speed video applications.

Frame relay..................  A communications standard that is optimized for efficient switching of variable-length data packets.

Gbps.........................  Gigabits per second. A measure of digital transmission rates. One gigabit equals 1,000 megabits.

Host.........................  A computer with direct access to the Internet.

HTML.........................  Hypertext Markup Language used to produce Web pages. It is a method of presenting information where selected words can be "expanded" to provide other information about the word.

ILEC.........................  Incumbent local exchange carrier. The local exchange carrier that was the monopoly carrier, prior to the opening of local exchange services to competition.

Internet.....................  An open global network of interconnected commercial, educational and governmental computer networks which utilize TCP/IP, a common communications protocol.

Internetworking..............  The process of communicating between and among networks.

Intranet.....................  A TCP/IP based network and Web site which is securely isolated from the Internet and serves the internal needs of a company or institution.

IP...........................  Internet protocol.

IRUs.........................  Indefeasible rights of use in network bandwidth capacity.

ISDN.........................  Integrated services digital network. A network that provides digital voice and data services through a single medium.

ISP..........................  Internet service provider.

Kbps.........................  Kilobits per second. A measure of digital information transmission rates. One kilobit equals 1,000 bits of digital information. Normally, 10 bits are used for each alpha-numeric character.

LAN..........................  Local area network. A data communications network designed to interconnect personal computers, workstations, minicomputers, file servers and other communications and computing devices within a localized environment.

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LEC..........................  Local exchange carrier. A telecommunications company that provides telecommunications services in a geographic area in which calls generally are transmitted without toll charges.

Mbps.........................  Megabits per second. A measure of digital information transmission rates. One megabit equals 1,000 kilobits.

Modem........................  A device for transmitting information over an analog communications channel such as a POTS telephone circuit.

Network......................  A collection of distributed computers which share data and information through inter-connected lines of communication.

NOC..........................  Network operation center.

OC-3.........................  OC-3 SONET high capacity optical telecommunications line capable of transmitting data at 155.52 Mbps.

OC-12........................  OC-12 SONET high capacity optical telecommunications line capable of transmitting data at 622.08 Mbps.

OC-48........................  OC-48 SONET high capacity optical telecommunications line capable of transmitting data at 2488.32 Mbps.

OC-48 Equivalent.............  One OC-48, four OC-12s, 16 OC-3s or 48 DS-3s.

OC-48 Equivalent Mile........  One Route Mile of OC-48 capacity, four Route
                               Miles of OC-12 capacity, 16 Route Miles of OC-3 capacity or 48 Route Miles of DS-3 capacity.

On-line services.............  Commercial information services that offer a computer user access through a modem to a specified slate of information, entertainment and communications menus. These services are generally closed systems, although many are now offering full Internet access.

Open systems.................  A networking system which is based upon non-
                               proprietary protocols (i.e., protocols which are in the public domain).

Peering......................  The commercial practice under which nationwide
                               ISPs exchange each other's traffic, in most cases, without the payment of settlement charges.

POPs.........................  Points-of-presence. An interlinked group of modems, routers and other computer equipment, located in a particular city or metropolitan area, that allows a nearby subscriber to access the Internet through a local telephone call or using a short-distance permanent data circuit.

POS..........................  Point of sale or point of service. The location at which retail sales are made or services are provided.

POTS.........................  Plain old telephone service. Standard analog telephone service used by many telephone companies throughout the United States.

PRI..........................  Primary rate interface. ISDN interface to primary rate access.

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Protocol.....................  A formal description of message formats and the rules two or more machines must follow in order to communicate.

RBOC.........................  Regional bell operating company. One of the
                               LECs created by the divestiture of the local exchange business by AT&T. These include BellSouth, Bell Atlantic, US West and SBC.

Router.......................  A device that receives and transmits data packets between segments in a network or different networks.

Route Mile...................  One mile of the actual geographic length of the high capacity telecommunications fiber route.

Server.......................  Software that allows a computer to offer a service to another computer. Other computers contact the server program by means of matching client software. The term also refers to the computer on which server software runs.

SMDS.........................  Switched multimegabit data service. A public packet-switching service offered by telephone companies in many major metropolitan areas. Packet-switching is a method of delivering voice and data traffic.

SONET........................  Synchronous optical network.

STM-1........................  A digital transmission link with a capacity of
                               155 Mbps.

TCP/IP.......................  Transmission control protocol/Internet protocol. A compilation of network and
                               transport-level protocols that allow computers with different architectures and operating system software to communicate with other computers on the Internet.

T-3 or DS-3..................  A data communications line capable of transmitting data at 45 Mbps.

Terabit......................  One terabit is equal to a million million bits.

UNIX.........................  A computer operating system for workstations and personal computers and noted for its portability and communications functionality.

Virtual Private Network......  A public circuit-switched data service offered by IXCs and making use of the public switched telephone network. Circuit switching refers to the process of setting up and keeping a circuit open between two or more users, such that the users have exclusive and full use of the circuit until the connection is released. The public switched telephone network refers to the worldwide voice telephone network accessible to all those with telephone and access privileges.

VOIP.........................  Voice over internet protocol.

WAN..........................  Wide area network. A network spanning a wide geographic area.

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Web or World Wide Web........  A network of computer servers that uses a special communications protocol to link
                               different servers throughout the Internet and permits communication of graphics, video and sound.

Web server...................  The computer system that runs Web software, used to create custom Web sites, Web pages, and home pages.

Web sites or Web pages.......  A site located on the Web, written in the HTML or SGML language.

xDSL.........................  A term referring to a variety of new digital subscriber line technologies. Some of these varieties are asymmetric with different data rates in the downstream and upstream directions. Others are symmetric. Downstream speeds range from 384 kilobits (or "SDSL") to 1.5-8 Mbps (or "ADSL").

                                      G-5